BRIDGE BUILDER TRUST

Bridge Builder Large Cap Growth Fund (the “Fund”)

Supplement dated October 13, 2026

to the Summary Prospectus dated October 27, 2025, as amended and restated May 1, 2026,

the Prospectus dated October 27, 2025, as supplemented, and the

Statement of Additional Information (“SAI”) dated October 27, 2025, as supplemented

This supplement provides new and additional information beyond that contained in the

Summary Prospectus, Prospectus and SAI, and should be read

in conjunction with the Summary Prospectus, Prospectus and SAI.

A.

Effective immediately, Sustainable Growth Advisers, LP (“SGA”) will no longer manage their allocated portion of the Fund and no longer serve as a sub-adviser to the Fund. This change is not expected to have a material effect on the Fund’s investment objective or principal investment strategies. Jennison Associates LLC, Lazard Asset Management LLC, Russell Investment Management, LLC, and T. Rowe Price Associates, Inc. will continue to be sub-advisers to the Fund.

Accordingly, all references and information related to SGA, with respect to the Fund, in the Summary Prospectus, Prospectus and SAI are hereby deleted in their entirety.

B.

Additionally, the Trustees of the Bridge Builder Trust (the “Trust”) approved investment sub-advisory agreements among Olive Street Investment Advisers, LLC, the Trust and each of Los Angeles Capital Management LLC (“LA Capital”) and Wellington Management Company, LLP (“Wellington Management”), pursuant to which LA Capital and Wellington Management (together, the “New Sub-Advisers”) will each serve as a sub-adviser to an allocated portion of the Fund on or around October 26, 2026. More detailed information regarding LA Capital, Wellington Management and the portfolio managers who will be responsible for the day-to-day management of each New Sub-Adviser’s allocated portion of the Fund’s assets will be included in updated versions of the Fund’s Summary Prospectus, Prospectus and SAI, each to be dated October 28, 2026.

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